UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2004 (December 22, 2004)

i2 Telecom International, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-27704	91-1426372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Abernathy Road, Suite 1800, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 512-7174

301 Yamato Road, Suite 2112, Boca Raton, Florida 33431

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 22, 2004, the Board of Directors (the “Board”) of i2 Telecom International, Inc., a Washington corporation (the “Company”), elected Louis Libin to serve as a director of the Company until his successor is elected and qualified or until his earlier death, resignation or removal as a director. Mr. Libin has agreed to so serve.

There are no family relationships between Mr. Libin and any director or officer of the Company. No arrangement or understanding exists between Mr. Libin and any other person pursuant to which Mr. Libin was elected to serve as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

(a) – (b) Financial Statements and Pro Forma Financial Information. None.

(c) Exhibits.

99.1	Press release dated December 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

i2 TELECOM INTERNATIONAL, INC.

By:	/s/ Paul Arena
Paul Arena
Chief Executive Officer

Dated: December 28, 2004

EXHIBIT INDEX

99.1    Press Release Dated December 22, 2004